QUAKER INVESTMENT TRUST (the “TRUST”)
QUAKER CAPITAL OPPORTUNITIES FUND

SUPPLEMENT DATED NOVEMBER 9, 2007
TO THE PROSPECTUS DATED OCTOBER 29, 2007

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

QUAKER CAPITAL OPPORTUNITIES FUND (the “Fund”)

On November 8, 2007, the Trust’s Board of Trustees approved a change to the Fund’s principal investment strategies. Such change is effective November 9, 2007.

The following is added to, and to the extent inconsistent therewith supersedes, disclosure in the section entitled “Principal Investment Strategy” on page 14 of the Prospectus:

The Fund Invests up to 25% of its net assets in foreign securities, including American Depositary Receipts. The Fund’s sub-adviser will generally select foreign securities on a stock-by-stock basis based on total return potential.